UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2019

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Shares	BASi	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on November 8, 2019, Bioanalytical Systems, Inc. (the “Company”), and Bronco Research Services LLC, a wholly owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pre-Clinical Research Services, Inc., a Colorado corporation (the “Seller”), and its shareholder. On December 1, 2019, the Company closed the transactions contemplated by the Purchase Agreement, indirectly acquiring (the “Acquisition”) substantially all of the assets of Seller used or useful by Seller in connection with Seller's provision of good laboratory practice ("GLP") and non-GLP preclinical testing for the pharmaceutical and medical device industries.

This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on December 3, 2019 (the “Initial Form 8-K”) to provide certain historical financial statements for the Seller and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

1.	The financial statements of Pre-Clinical Research Services, Inc. as of and for the fiscal year ended December 31, 2018, together with the notes thereto and the report of independent registered public accounting firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

2.	The unaudited financial statements of Pre-Clinical Research Services, Inc. as of and for the nine months ended September 30, 2019, together with the notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

1.

Unaudited pro forma condensed combined balance sheet as of September 30, 2019 and unaudited statements of operations for the year ended September 30, 2019, each giving effect to the Acquisition and related financing, and the notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference. They were prepared for informational and illustrative purposes in accordance with Rule 8-05 of Regulation S-X. Such information is preliminary and based on currently available information and assumptions that the Company believes are reasonable but may be subject to change. They shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

(c)    None.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description
23.1	Consent of Soukup, Bush & Associates P.C., independent registered public accounting firm to Pre-Clinical Research Services, Inc.

99.1

Audited financial statements of Pre-Clinical Research Services, Inc. as of and for the fiscal year ended December 31, 2018, together with the notes thereto and the report of independent registered public accounting firm thereon.

99.2	Reviewed financial statements of Pre-Clinical Research Services, Inc. as of and for the nine months ended September 30, 2019, together with the notes thereto and the report of independent registered public accounting firm thereon.

99.3	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 and unaudited condensed consolidated statements of operations and comprehensive income (loss) for the year ended September 30, 2019, each giving effect to the acquisition of Pre-Clinical Research Services, Inc. and related financing, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

	By:	/s/ Jill Blumhoff
Date: February 14, 2020		Jill Blumhoff
Chief Financial Officer Vice President - Finance